UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        August 19, 2004 (August 16, 2004)
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                Date of Report (Date of Earliest Event Reported)
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                                  Arkona, Inc.
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             (Exact name of registrant as specified in its charter)
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       Delaware                         0-24372            33-0611746
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(State or other jurisdiction     (Commission File No.)       (IRS Employer
     of incorporation)                                    Identification No.)

                      10542 South Jordan Gateway, Suite 200
                            South Jordan, Utah 84005
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          (Address of principal executive offices, including zip code)
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       Registrant's telephone number, including area code: (801) 501-7100




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Item 2.02         Results of Operations and Financial Condition.

On August 18, 2004, Arkona, Inc. (the "Company") issued a press release entitled "Arkona Reports Record First Quarter Revenues." The full text of the press release is provided herewith as Exhibit 99.1.

Item 8.01  Other Events

On August 16, 2004, the Company accepted the resignation of Jeffrey Swain, its Vice President of Sales. On August 18, 2004, the Company appointed Michael Critchfield as Director of Sales, who will assume most of the duties previously carried out by Mr. Swain.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by the Company dated August 18, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Arkona, Inc.

                                            By:  /s/ Alan Rudd
                                               ------------------------
                                                Alan Rudd
Date:  August 19, 2004




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